UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 5, 2024

CENTESSA PHARMACEUTICALS PLC

(Exact name of Registrant, as specified in its charter)

England and Wales	001-40445	98-1612294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:

3rd Floor

1 Ashley Road

Altrincham

Cheshire WA14 2DT

United Kingdom

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: +1 (617) 468 5770

Former name or address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	CNTA	Nasdaq Stock Market, LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On June 10, 2024, Centessa Pharmaceuticals plc (the “Company”) announced the appointment of John Crowley as Chief Financial Officer, which was approved by the Board of Directors of the Company on June 5, 2024, effective June 10, 2024 (the “Start Date”). Accordingly, Mr. Crowley has also been designated the Company’s principal financial officer and principal accounting officer, replacing Dr. Gregory Weinhoff as Chief Financial Officer and in those roles.

Mr. Crowley previously served as Chief Financial Officer of Fusion Pharmaceuticals prior to its acquisition by AstraZeneca in June 2024. Mr. Crowley also served as Executive Vice President and Chief Financial Officer of Merus, Inc. from November 2016 to January 2019. Prior to Merus, Mr. Crowley served as the Corporate Senior Vice President, Corporate Controller and Chief Accounting Officer of Charles River Laboratories, Inc. Mr. Crowley also held senior corporate finance positions at Ironwood Pharmaceuticals, Inc., Vertex Pharmaceuticals, Inc., and Sunovion Pharmaceuticals, Inc., where he supported several commercial launches, financings, and business development transactions in rapidly growing companies. Mr. Crowley holds BS degrees in Economics and Accountancy from Babson College and is a Certified Public Accountant.

In connection with Mr. Crowley’s appointment as Chief Financial Officer, Mr. Crowley and the Company entered into an Employment Agreement, dated June 5, 2024 (the “Crowley Employment Agreement”).

Under the terms of the Crowley Employment Agreement, (i) the Company will pay Mr. Crowley an annual base salary (the “Base Salary”) of $525,000; (ii) Mr. Crowley will be eligible to receive an annual cash bonus (the “Annual Bonus”), with the target amount of such Annual Bonus equal to 40% of Mr. Crowley’s Base Salary in the year to which the Annual Bonus relates, and which will be pro-rated for 2024; provided that the actual amount of the Annual Bonus may be greater or less than such target amount; and (iii) the Company will award Mr. Crowley an option to purchase up to 600,000 of the Company’s American Depositary Shares (“ADSs”) under the Company’s Amended and Restated 2021 Stock Option and Incentive Plan (the “Plan”) with an exercise price equal to the closing price of the ADSs on the Nasdaq Global Select Market on the grant date (the “Crowley Options”). The Crowley Options will be subject to the terms and conditions of the Plan and shall vest as follows: 25% on the one-year anniversary of the vesting commencement date, and the remaining 75% vest in 36 equal monthly installments on the first day of each month thereafter, in each case subject to his continued service through the applicable vesting date. The Crowley Employment Agreement contains the severance terms applicable to Tier 2 officers in the Company’s Executive Severance Plan (as described in the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on May 9, 2024 (the “Proxy Statement”)).

The foregoing description of the Crowley Employment Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Crowley Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024, and the foregoing description is subject in all respects to the actual terms of the Crowley Employment Agreement.

There are no family relationships between Mr. Crowley and any other director, executive officer or nominees thereof of the Company. There are no related party transactions between the Company and Mr. Crowley that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Appointment of Chief Business Officer

On June 10, 2024, the Company also announced that the Board has appointed Dr. Gregory Weinhoff as the Company’s Chief Business Officer, on June 5, 2024, effective on the Start Date. Accordingly, Dr. Weinhoff will no longer serve as the Company’s Chief Financial Officer, principal financial officer and principal accounting officer.

Dr. Weinhoff served as Chief Financial Officer of the Company from 2021 to 2024. Prior to working for the Company, Dr, Weinhoff was a Co-Founder, Director and Chief Financial and Chief Business Officer at Arvelle Therapeutics BV, which was acquired by Angelini Pharma. Prior to that, Dr. Weinhoff served as Chief Financial Officer at Axovant Sciences, Inc. where he oversaw finance, accounting, investor relations and business development. Before Axovant, Dr. Weinhoff spent 15 years as an early-stage healthcare venture capitalist at CHL Medical Partners, where he was founding CEO of Amicus Therapeutics and his firm was the sole Series A investor. Prior to graduate school, Dr. Weinhoff was a financial analyst in Morgan Stanley & Co.’s healthcare corporate finance group. Dr. Weinhoff holds an MD degree from Harvard Medical School, and MBA from Harvard Business School, and an AB in economics from Harvard College.

Please see the Proxy Statement for additional information relating to Dr. Weinhoff.

Item 7.01	Regulation FD Disclosure

On June 10, 2024, Company issued a press release announcing the changes to the executive team described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information under this Item 7.01, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as a part of this report:

Exhibit No.

99.l	Press Release issued by Centessa Pharmaceuticals plc on June 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2024

CENTESSA PHARMACEUTICALS PLC

By:	/s/ Saurabh Saha
Name:	Saurabh Saha, M.D., Ph.D.
Title:	Chief Executive Officer